UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00802

Mairs and Power Growth Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	12/31/2006

Date of reporting period:	06/30/2006

Item 1.                    Report to Stockholders

Mairs and Power
Growth Fund, Inc.

SEMI-ANNUAL REPORT

June 30, 2006

W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101

August 22, 2006

To Our Shareholders:

Second Quarter Results

Reflecting growing concerns regarding such issues as inflation, the strength of the economy and international problems, the stock market has experienced continuing weakness since about the middle of the second quarter.  The Growth Fund under-performed most market indices during the second quarter primarily because of a minimal exposure to some of the better performing industry groups such as consumer staples, energy and utilities.  The Fund experienced a negative 2.5% total investment return compared to comparable returns of +0.9% for the Dow Jones Industrial Average and –1.4% for the Standard & Poor’s 500 Stock Index.  However, the Fund’s performance was quite in line with an average return of –2.6% for a peer group of multicap core funds as measured by Lipper.

For the first half of 2006, the Fund showed an investment return of +2.5% compared to somewhat greater returns of +5.2% for the DJIA and +2.7% for the S & P 500 Index.  However, again, the Fund’s performance was very much in line with a similar average return of +2.5% for a Lipper peer group of multicap core funds.

Economic growth as measured by Gross Domestic Product slipped to 2.5% (preliminary basis) from an unexpectedly strong 5.6% rate in the first quarter due to a pronounced slowdown in both consumer and business spending.  The sluggish growth in consumer spending is thought to have been caused by a number of factors including rising interest rates and higher energy costs.  The deceleration in business spending is a little harder to explain as spending on productivity enhancing equipment and software actually fell.  However, corporate profits continued to increase at an above average rate near “double digit” levels helped by out-sized gains in the energy sector.

In response to the slowdown in economic growth and potential for reduced inflationary pressures, the Federal Reserve finally put a halt to its recent pattern of increasing interest rates by one quarter point at its August, 2006 meeting.  Prior to the interruption, the Fed had increased rates seventeen consecutive times since mid-2004.  However, longer term rates had risen only modestly by comparison resulting in a significant flattening of the U. S. Treasury interest rate curve.

The recent weakness in the stock market seems to have been triggered by a combination of higher interest rates, a rising rate of inflation, international problems and an increasingly uncertain outlook for economic growth.  As might be expected, the best performing industry sectors of the market were those considered to be the most defensive, including consumer staples (beverage, food and food retailing and tobacco) and utilities.  Energy also did very well because of rising prices due to supply constraints as well as demand growth both here and abroad.  The weakest groups included health care and technology (communications equipment, electronic equipment and instruments and software).  Individual holdings in the Fund that performed the best included Principal Financial Group (+14.0%), MoneyGram Int’l (+10.5%) and Hormel Foods (+9.9%) while those that performed worst included ADC Telecommunications (-34.1%), St. Jude Medical (-20.9%) and G & K Services (-19.4%).

Future Outlook

The slowdown in economic growth that became evident in the second quarter seems likely to continue with growth in the 2-3% range over the remainder of the year and on into 2007.  The combined effect of rising energy costs and interest rates during recent months should continue to weigh heavily on consumer spending in the months to come.  Nevertheless, still strong employment trends and rising compensation should be sufficient to keep consumer spending on an upward track.  Business spending should show some recovery from the sharp slowdown in the second quarter in light of ever increasing competitive pressures and the presence of strong and liquid corporate balance sheets.  If overall economic growth remains subdued, the rate of corporate profit growth should also show some slippage to a more sustainable level in the mid to high “single digits”.

The outlook for interest rates seems more uncertain than usual given the recent economic slowdown, international conflicts and the approaching elections.  However, should inflationary pressures continue to build, the Fed may have no other choice than to increase interest rates once again.  Obviously, future trends in energy and labor costs will be major factors in any decision to resume interest rate hikes.

The outlook for stock prices appears favorable despite the likelihood of some slowdown in the rate of corporate earnings growth.  Valuation levels seem reasonable with the S & P 500 Index selling at about 15 times estimated current year earnings.  Historically, valuation levels have been somewhat higher during similar periods of earnings growth and interest rate levels.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-800-304-7404, or visiting www.mairsandpower.com.  Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)

Ten years of investment performance (through June 30, 2006)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2006

	1 Year	5 Years	10 Years	20 Years
Mairs and Power Growth Fund	+8.03%	+9.05%	+13.04%	+13.84%

Performance data quoted represents past performance and does not guarantee future results.  All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance is updated and published monthly.  Visit the Fund’s website at www.mairsandpower.com or call 1-800-304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND INFORMATION (unaudited)	as of June 30, 2006

Portfolio Managers

William B. Frels

Lead manager, since 2004

Co-manager since 1999

University of Wisconsin, BBA Finance 1962

Mark L. Henneman

Co-manager, since 2006

University of Minnesota, MBA Finance 1990

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets)

Wells Fargo & Co.	4.7%
3M Co.	4.2%
Emerson Electric Co.	4.1%
Graco Inc.	3.8%
EcoLab Inc.	3.7%
Medtronic, Inc.	3.7%
Target Corp.	3.6%
The Valspar Corp.	3.6%
U.S. Bancorp	3.4%
TCF Financial Corp.	3.2%

Portfolio Diversification
(Percent of Total Net Assets)

Financial	17.3%
Health Care	16.5%
Technology	14.4%
Basic Industries	12.8%
Capital Goods	11.5%
Consumer Cyclical	8.9%
Consumer Staple	8.9%
Diversified	7.2%
Utilities	0.7%
Short-Term Investments *	1.8%
100.0%

* Represents short-term investments plus other assets and liabilites (net).

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS
June 30, 2006 (unaudited)

Number of Shares	Security Description	Market Value

	COMMON STOCKS 98.2%

	BASIC INDUSTRIES 12.8%
2,209,000	Bemis Co., Inc.	$67,639,580
2,360,000	Ecolab Inc.	95,768,800
1,730,000	H. B. Fuller Co. (b)	75,376,100
3,500,000	The Valspar Corp.	92,435,000
		331,219,480
	CAPITAL GOODS 11.5%
2,360,000	Donaldson Co., Inc.	79,933,200
2,115,000	Graco Inc.	97,247,700
1,170,000	MTS Systems Corp. (b)	46,226,700
2,120,000	Pentair, Inc.	72,482,800
		295,890,400
	CONSUMER CYCLICAL 8.9%
1,290,000	Briggs & Stratton Corp.	40,131,900
380,000	G&K Services, Inc. – Cl A	13,034,000
1,930,000	Target Corp.	94,319,100
1,750,000	The Toro Company	81,725,000
		229,210,000
	CONSUMER STAPLE 8.9%
1,560,000	General Mills, Inc.	80,589,600
2,040,000	Hormel Foods Corp.	75,765,600
2,350,000	SUPERVALU Inc.	72,145,000
		228,500,200
	DIVERSIFIED 7.2%
2,370,000	General Electric Co.	78,115,200
1,330,000	3M Co.	107,424,100
		185,539,300

Number of Shares	Security Description	Market Value

	COMMON STOCKS (continued)

	FINANCIAL 17.3%
1,260,000	Associated Banc-Corp.	$39,727,800
625,000	MoneyGram International Inc.	21,218,750
810,000	Principal Financial Group, Inc.	45,076,500
1,070,000	The St. Paul Travelers Companies, Inc.	47,700,600
3,090,000	TCF Financial Corp.	81,730,500
2,880,000	U.S. Bancorp	88,934,400
1,810,000	Wells Fargo & Co.	121,414,800
		445,803,350
	HEALTH CARE 16.5%
1,550,000	Baxter International Inc.	56,978,000
1,360,000	Johnson & Johnson	81,491,200
2,020,000	Medtronic, Inc.	94,778,400
130,000	Merck & Co., Inc.	4,735,900
710,000	Patterson Companies, Inc. (a)	24,800,300
2,520,000	Pfizer Inc.	59,144,400
1,620,000	St. Jude Medical, Inc. (a)	52,520,400
800,000	SurModics, Inc. (a)	28,888,000
440,000	Techne Corp. (a)	22,404,800
		425,741,400
	TECHNOLOGY 14.4%
1,050,000	ADC Telecommunications, Inc. (a)	17,703,000
2,940,000	Ceridian Corp. (a)	71,853,600
1,280,000	Corning Inc. (a)	30,963,200
1,277,030	eFunds Corp. (a)	28,158,512
1,270,000	Emerson Electric Co.	106,438,700
1,700,000	Honeywell International Inc.	68,510,000
1,930,000	Intel Corp.	36,573,500
410,000	Stratasys, Inc. (a)	12,078,600
		372,279,112

Number of Shares	Security Description	Market Value

	COMMON STOCKS (continued)
	UTILITIES 0.7%
530,000	Verizon Communications Inc.	$17,749,700
		17,749,700

	TOTAL COMMON STOCKS (cost $1,842,123,599)	$2,531,932,942

PAR/Shares
	SHORT-TERM INVESTMENTS 2.0%
30,487,182	First American Prime Obligations Fund, Class Z Money Market Fund	$30,487,182
11,313,478	Merrill Lynch Premier Institutional Money Market Fund	11,313,478
10,000,000	Prudential Funding Commercial Paper 5.21%, due 07/06/06	9,992,764

	TOTAL SHORT-TERM INVESTMENTS (cost $51,793,424)	$51,793,424

	TOTAL INVESTMENTS 100.2% (cost $1,893,917,023)	$2,583,726,366

	OTHER ASSETS AND LIABILITIES (NET) (0.2)%	(5,227,724)

	TOTAL NET ASSETS 100%	$2,578,498,642

(a)  Non-income-producing

(b)  Affliated company (Note 5)

See accompanying ‘Notes to Financial Statements’.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (unaudited)

ASSETS
Investments at market value:
Unaffiliated securities (cost $1,831,532,449) (Note 1)	$2,462,123,566
Affiliated securities (cost $62,384,574) (Note 5)	121,602,800
2,583,726,366
Receivable for Fund shares sold	591,998
Receivable for securities sold	3,421,871
Dividends and interest receivable	2,763,456
Prepaid expenses	23,601

2,590,527,292
LIABILITIES
Payable for Fund shares redeemed	10,552,989
Accrued investment management fees (Note 2)	1,258,537
Accrued fund administration fees (Note 2)	21,245
Accrued expenses and other liabilities	195,879

12,028,650

NET ASSETS	$2,578,498,642

NET ASSETS CONSIST OF:
Paid-in capital	1,860,310,950
Accumulated undistributed net investment income	4,338,963
Accumulated net realized gain on investments	24,039,386
Net unrealized appreciation of investments	689,809,343

TOTAL NET ASSETS	$2,578,498,642

Fund shares issued and outstanding (par value $0.01 per share, 100,000,000 authorized)	35,228,337

Net asset value per share	$73.19

See accompanying ‘Notes to Financial Statements’.

STATEMENT OF OPERATIONS
Six months ended June 30, 2006 (unaudited)

INVESTMENT INCOME
Income:
Dividends from unaffiliated securities	$707,825
Dividends from affiliated securities (Note 5)	22,726,501
Interest	369,936
TOTAL INCOME		$23,804,262

Expenses:
Investment management fees (Note 2)	7,737,402
Fund administration fees (Note 2)	129,954
Fund accounting	138,405
Directors’ compensation (Note 2)	87,875
Transfer agent fees	405,643
Custodian fees	87,916
Legal and audit fees	42,466
Other expenses	361,395
TOTAL EXPENSES		8,991,056
NET INVESTMENT INCOME		14,813,206

NET REALIZED GAIN AND UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on:
Unaffiliated securities	14,183,690
Affiliated securities (Note 5)	9,534,661	23,718,351
Net change in unrealized appreciation/depreciation of investments		25,508,495

NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		49,226,846

NET INCREASE IN NET ASSETS FROM OPERATIONS		$64,040,052

See accompanying ‘Notes to Financial Statements’.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 06/30/06	Year ended 12/31/05
	(unaudited)
OPERATIONS
Net investment income	$14,813,206	$26,798,941
Net realized gain on investments sold	23,718,351	32,420,110
Net change in unrealized appreciation of investments	25,508,495	53,123,062
NET INCREASE IN NET ASSETS FROM OPERATIONS	64,040,052	112,342,113

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(10,584,259)	(26,848,586)
Net realized gain	(333)	(32,155,051)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(10,584,592)	(59,003,637)

CAPITAL TRANSACTIONS
Proceeds from shares sold	190,351,315	586,760,010
Reinvestment of distributions from net investment income and net realized gains	9,531,724	53,932,983
Cost of shares redeemed	(197,609,065)	(229,472,287)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	2,273,974	411,220,706

TOTAL INCREASE IN NET ASSETS	55,729,434	464,559,182

NET ASSETS
Beginning of year	2,522,769,208	2,058,210,026
End of year (including accumulated undistributed net investment income of $4,338,963 and $110,016,respectively)	$2,578,498,642	$2,522,769,208

FUND SHARE TRANSACTIONS
Shares sold	2,575,584	8,442,594
Shares issued for reinvested distributions	133,106	751,223
Shares redeemed	(2,671,873)	(3,267,700)

NET INCREASE IN FUND SHARES	36,817	5,926,117

See accompanying ‘Notes to Financial Statements’.

NOTES TO FINANCIAL STATEMENTS

June 30, 2006 (unaudited)

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company.  The objective of the Fund is to provide shareholders with a diversified holding of common stocks which may offer possibilities for long-term appreciation.

Significant accounting polices of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day.  For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security.  If the last trade falls within the bid/ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price.  If the last price is below the bid, the bid will be the closing price.  Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system.  When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors.  Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions.  As of June 30, 2006,  no securities in the Fund were valued using this method.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold.  Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a “regulated investment company” as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended.  No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. (the Adviser) provides investment management and fund administration services to the Fund under written agreements approved by the Board of Directors of the Fund.  The investment management fee paid to the Advisor by the Fund is equal to a rate of 0.60% of average daily net assets up to $2.5 billion, and 0.50% of average daily net assets in excess of $2.5 billion per annum.  The fund administration fee is equal to 0.01% of average daily net assets per annum.

Directors’ Compensation

The owners of the Adviser include William B. Frels, who is a director and officer of the Fund, and other individuals who are officers of the Fund.  Mr. Frels does not receive compensation in his role as an interested director of the Fund.

Note 3 – Indemnifications

In the normal course of business the Fund enters into contracts that contain general indemnifications to other parties.  The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.  The Fund’s tax basis net realized gains (losses) are determined only at the end of each fiscal year.  As a result, no reclassifications were made as of June 30, 2006.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions during the six months ended June 30, 2006 and the fiscal year ended December 31, 2005, was as follows:

	2006	2005
Distributions paid from:

Ordinary income	$10,584,259	$26,848,586
Long-term capital gains	333	32,155,051
	$10,584,592	$59,003,637

At December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$1,855,813,205

Gross unrealized appreciation	$698,086,693
Gross unrealized depreciation	(33,785,845)
Net unrealized appreciation	$664,300,848

Undistributed ordinary income	$110,016
Undistributed long-term capital gains	321,368
Total distributable earnings	$431,384

Total accumulated earnings	$664,732,232

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the period ended June 30, 2006, aggregated $82,660,210 and $63,351,190, respectively.

Note 5 – Transactions with affiliated companies

The Fund owns 5% or more of the voting securities of the following companies as of June 30, 2006.  As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940.  Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
Security Name	Balance December 31, 2005	Purchases	Sales	Balance June 30, 2006	Value at June 30, 2006

H.B. Fuller Co.	2,020,000	__	290,000	1,730,000	$75,376,100
MTS Systems Corp.	1,280,000	__	110,000	1,170,000	46,226,700
					$121,602,800

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios — for each share of capital stock outstanding throughout each period)

	Six months ended	Year ended December 31
	06/30/06 (1)	2005	2004	2003	2002	2001(2)
	(unaudited)
Per share
Net asset value, beginning of year	$71.69	$70.33	$60.90	$49.26	$54.36	$53.41

Income from investment operations:
Net investment income	0.42	0.78	0.68	0.54	0.45	0.51
Net realized and unrealized gain (loss)	1.38	2.29	10.25	12.40	(4.86)	2.95
Total from investment operations	1.80	3.07	10.93	12.94	(4.41)	3.46

Distributions to shareholders from:
Net investment income	(0.30)	(0.78)	(0.68)	(0.53)	(0.45)	(0.51)
Net realized gains	—	(0.93)	(0.82)	(0.77)	(0.24)	(2.00)
Total distributions	(0.30)	(1.71)	(1.50)	(1.30)	(0.69)	(2.51)

Net asset value,end of period	$73.19	$71.69	$70.33	$60.90	$49.26	$54.36

Total investment return	2.52%	4.37%	17.99%	26.33%	(8.12)%	6.48%

Net assets, end of period (000s omitted)	$2,578,499	$2,522,769	$2,058,210	$1,307,763	$850,302	$679,027

Ratios/supplemental data:
Ratio of expenses to average net assets	0.69%	0.70%	0.73%	0.75%	0.78%	0.76%
Ratio of net investment income to average net assets	1.14%	1.15%	1.12%	1.05%	0.93%	0.97%
Portfolio turnover rate	2.48%	2.77%	2.87%	2.41%	1.25%	7.91%

(1) For the six months ended June 30, 2006, all ratios have been annualized except total investment return and portfolio turnover.

(2) All per share amounts for 2001 have been adjusted to give effect to a two-for-one stock split, which was paid on October 10, 2001.

See accompanying ‘Notes to Financial Statements’.

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees).  The Fund is a “no-load” mutual fund.  As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below reports the Fund’s expenses during the reporting period (January 1, 2006 through June 30, 2006) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period.  You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below.  For example, if your account value is $10,500, divided by $1,000 = $10.50.  Multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”  By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses and an assumed return of 5% per year before expenses, which is not the Fund’s actual return.   The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 01/01/2006	Ending Account Value 06/30/2006	Expenses Paid During Period *
Actual return	$1,000	$1,025.20	$3.49
Hypothetical assumed 5% return	$1,000	$1,021.37	$3.46

* The Fund’s expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.69%, multiplied by the average account value over the Fund’s first fiscal half-year, multiplied by the number of days in the Fund’s first fiscal half-year (181 days) divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling our Customer Service at 1-800-304-7404 and requesting a copy of the Statement of Additional Information (SAI); and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC.  The schedule of portfolio holdings is also printed in the Fund’s first quarter, semi-annual, third quarter and annual reports to shareholders.

You may obtain a copy of the Fund’s latest quarterly report without charge by calling Customer Service at 1-800-304-7404.  The Fund’s Forms N-Q and N-CSR are available on the SEC’s website at www.sec.gov.  Forms N-Q and N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete copy of the Fund’s portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund’s website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Fund’s Board of Directors unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a Fund Board Meeting held on May 18, 2006.

In preparation for the May 18, 2006 Board Meeting, the Manager provided the Directors with extensive materials, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager.  The independent Directors discussed the materials and the proposed renewal of the Advisory Contract in a private session with legal counsel present, but with no representatives of the Manager being present.  In reaching their decision to renew the Fund’s Advisory Contract with the Manager, the Directors considered all factors they believed to be relevant.  Each of these factors and the conclusions reached by the Directors with respect to them is discussed below.

Investment Performance

The Directors considered the investment results for the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar, and with two securities indices – the Dow Jones Industrial Average and the S&P 500.  In addition to the materials received by the Directors before the May 18, 2006 Board Meeting, the Directors receive detailed performance information at each regular Board Meeting during the year.  At the May 18, 2006 Meeting, the Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the Meeting.  The Directors noted that the Fund outperformed both indices for each of these periods and outperformed the Morningstar peer group average for each period except the 1 year period, when it slightly underperformed the average.  Based upon their review, the Directors concluded that the Fund’s investment performance has been satisfactory.

Management Fee

In evaluating the level of the management fee paid to the Manager, the Directors considered both the level of the Fund’s management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager.  The Directors noted that the management fee is substantially less than the average for a group of similar funds identified by the Manager as “best in class,” and that the Fund’s total expense ratio is substantially less than the average for a peer group of funds identified by Morningstar.

The Directors also considered the fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund.  The fee rates payable by the Manager’s Advisory Clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager’s larger Advisory Clients, many of which are institutional clients, fall into this latter category).  The Manager provided the Directors with information about the differences in the scope of services provided to its Advisory Clients compared with those it provides to the Fund.  The Manager stated that the level of investment decision-making is considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund virtually every trading day of the year.  Other differences noted by the Manager include the fact that it provides the Fund with office facilities, Fund officers, administrative and compliance services and coordination with outside service providers that goes significantly beyond what is required with respect to the Manager’s Advisory Client business.  Having considered all of these factors, the Directors concluded that the nature and extent of services provided to the Fund merit higher management fees than those paid by the Manager’s Advisory Clients.

With respect to the quality of the investment advisory services provided, the Directors recognized the Fund’s long-term record of strong performance, described in the preceding section.  The Directors also took into account the Manager’s response to new regulatory compliance requirements under Rule 38a-1, resulting in a new written Compliance Program for the Fund which the Directors approved on September 15, 2004, and a satisfactory annual review of the Compliance Program which was completed on October 31, 2005 and presented to the Directors at the November 16, 2005 Board Meeting.  In addition, the Directors noted the Fund’s “B” Morningstar rating for stewardship.  The Directors concluded that overall they were satisfied with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract, and that the management fee is fair and reasonable for the services provided and the risks assumed by the Manager.

Costs of Services Provided and Profitability to the Manager

At the request of the Directors, the Manager provided profitability information for the most recent three fiscal years (for the then-current fiscal year, which ended on June 30, 2006, estimates were made for the final two months of May and June).  The information addressed the Manager’s overall  profitability  and  also broke it  down  between  the  Manager’s  advisory business  and the

Manager’s mutual fund business.  The profitability of the mutual fund business was further broken down between the two funds advised by the Manager – the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund.  The Directors reviewed the Manager’s assumptions and methods of allocation used.  The Manager stated its belief that the methods of allocation used are reasonable, while acknowledging that there do not appear to be commonly accepted standards for making these kinds of profitability determinations.  Based on this information, the Directors concluded that the Manager’s level of profitability from its relationship with the Fund is reasonable.

Other Benefits to Fund Manager

The Directors considered that the Manager’s advisory business benefits from informal soft dollar arrangements whereby the Manager receives proprietary investment research services from broker/dealers that execute the Fund’s purchases and sales of securities.  The Directors received and reviewed information concerning the Fund’s Brokerage Committee and the method by which Fund brokerage is allocated based upon the internally rated quality of brokerage and research services.  The Directors reviewed the Fund data for the quarter ending March 31, 2006 showing the dollar amount of commissions allocated among the broker/dealers used by the Manager for Fund brokerage services and proprietary research.  Similar data showing the dollar amount of commissions allocated is provided to the Directors at each regular Board Meeting during the year.  The Directors recognized that the profitability of the Manager’s advisory business would be lower if it did not receive proprietary research for soft dollars in connection with the Fund’s brokerage activity.  While difficult to measure, it was concluded by the Directors that the benefit the Manager receives in this way is modest, particularly given the Fund’s low turnover rate.  The Directors noted that the Manager derives reputational benefits from its association with the Fund as well.

Economies of Scale

The management fee of 60 basis points ( .6 of 1%) which the Manager has been paid for more than twenty years has always been at the low end of the mutual fund advisory management fee range.  The Manager’s approach has always been to keep costs to the Fund as low as reasonably possible, including the cost of management fees.  At the same time, the Manager believes, and the Directors concur, that it is entitled to earn reasonable returns on its mutual fund business.  The Manager acknowledges that while it is difficult to pinpoint the economies of scale to be realized in a Fund the size of Mairs and Power Growth at any particular asset level, there is no question that such economies exist.  Accordingly, the Manager, under the terms of the advisory contract renewed by the Directors on May 19, 2005, established a breakpoint at the $2.5 billion asset level which became effective on July 1, 2005.  The breakpoint reduced the management fee applicable to assets managed in excess of $2.5 billion from 60 basis points ( .6 of 1%) to 50 basis points ( .5 of 1%).  The Directors believe that this breakpoint reasonably reflects economies of scale for the benefit of Fund shareholders.  The total assets of the Growth Fund exceeded $2.5 billion for the first time in December of 2005 and have remained above the breakpoint throughout the first six calendar months of 2006.

MAIRS AND POWER GROWTH FUND, INC.

A No-Load Fund

For Shareholder Account Information and Inquiries

Call 1-800-304-7404

Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, Minnesota 55101

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance	Charlton Dietz, Director
Officer & Secretary	Charles M. Osborne, Audit Committee
Peter G. Robb, Vice-President	Chair & Director
Lisa J. Hartzell, Treasurer	Edward C. Stringer, Director

Item 2.                    Code of Ethics.

Not applicable to semi-annual report.

Item 3.                    Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4.                    Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5.                    Audit Committee of Listed Registrant

Not applicable to registrant.

Item 6.                    Schedule of Investments

Included in report to shareholders filed under Item 1 of this report.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to registrant.

Item 8.                    Portfolio Managers of Closed End Management Investment Companies.

Not applicable to registrant.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to registrant.

Item 10.                  Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures

a)             The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

b)            There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                  Exhibits

(a)(1)       Code of Ethics

Not applicable to semi-annual report.

(a)(2)       Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(a)(3)       Not applicable.

(a)           Certifications required by 18 U.S.C. 1350.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Growth Fund, Inc.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President

Date	September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	September 7, 2006

By (Signature and Title)

*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	September 7, 2006

*                    Print the name and title of each signing officer under his or her signature.